UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

TILE SHOP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 852-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the events described in Item 5.03 below, Tile Shop Holdings, Inc. (the “Company”) provided advance notice to the Nasdaq Stock Market LLC of its intent to file a Form 25 Notification of Removal from Listing and/or Registration, in order to voluntarily withdraw its common stock, par value $0.0001 (the “Common Stock”) from listing on the Nasdaq Capital Market (“Nasdaq”) and to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”). The Company will file  a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about December 17, 2025.

Upon delisting from Nasdaq, the Company intends to file a Form 15 with the SEC on or about December 27, 2025 to deregister the Common Stock under the Exchange Act. The Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act will be suspended immediately upon filing of the Form 15.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, at the special meeting of the Company’s stockholders held on December 3, 2025 (the “Special Meeting”), the holders of a majority of the Company’s shares cast and entitled to vote at the meeting approved a proposal granting the Board to effect the Reverse Stock Split (as defined below) in its discretion. Pursuant to such authority granted by the Company’s stockholders, the Board approved a 1-for-3,000 reverse stock split of the Company’s Common Stock (the “Reverse Stock Split”), followed immediately by a forward stock split of the Common Stock at a ratio of 3,000-for-1 (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Stock Splits,” and the Stock Splits and the subsequent delisting and deregistration of the Common Stock as described in the Company’s definitive proxy statement on Schedule 14A, filed with the Commission on November 5, 2025 (the “Proxy Statement”), collectively, the “Transaction”).

On December 15, 2025, the Company filed certificates of amendment to the certificate of incorporation of the Company, as amended, with the Secretary of State of the State of Delaware to effect the Reverse Stock Split at 5:01 p.m., followed immediately by the Forward Stock Split at 5:02 p.m., respectively, on that day. Beginning at the opening of trading on Tuesday, December 16, 2025, the Company’s Common Stock will continue to trade on Nasdaq on a post Stock Split basis under the existing symbol “TTSH,” and CUSIP 88677Q208.

As a result of the Stock Splits, each stockholder owning fewer than 3,000 shares of Common Stock immediately prior to the effective time of the Reverse Stock Split will receive $6.60, without interest, in cash for each whole share of Common Stock held by such stockholder at the effective time of the Reverse Stock Split, and such stockholder will no longer be a stockholder of the Company. Each stockholder owning more than 3,000 shares of Common Stock at the effective time of the Reverse Stock Split (the “Continuing Stockholders”) will not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any. The Forward Stock Split will reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of common stock held by such Continuing Stockholders immediately before the effective time of the Reverse Stock Split. As a result of the Forward Stock Split, the total number of shares of the Company’s common stock held by a Continuing Stockholder will not change as a result of the Reverse Stock Split.

The information set forth herein is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the certificate of amendments, filed herewith as Exhibits 3.1 and 3.2, respectively, which are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements concerning the timing and effectiveness of the implementation of the Stock Splits and the delisting and deregistration of the Company’s common stock, and the perceived benefits and costs of the proposed delisting and deregistration. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 8.01	Other Events.

On December 12, 2025, the Company issued a press release announcing the effective date for Stock Splits and the Company’s intention to file Forms 25 and 15 to effect the delisting and deregistration of the Common Stock. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to effect the 1-for-3,000 Reverse Stock Split, effective on December 15, 2025.

3.2	Certificate of Amendment to effect the 3,000-for-1 Forward Stock Split, effective on December 15, 2025.

99.1	Press release, dated December 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: December 15, 2025	By:	/s/ Cabell H. Lolmaugh
	Name:	Cabell H. Lolmaugh
	Title:	Chief Executive Officer

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